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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               EMRISE CORPORATION
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              (Exact name of registrant as specified in it charter)


              DELAWARE                                    77-0226211
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)


9485 HAVEN AVENUE, SUITE 100, RANCHO CUCAMONGA, CALIFORNIA  91730
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(Address of principal executive offices)                  (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of each class                        Name of each exchange on which
      to be so registered                        each class is to be registered

COMMON STOCK, PAR VALUE $0.0033 PER SHARE            PACIFIC EXCHANGE
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If this form related to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |X|

If this form related to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this form relates:
N/A (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                                      NONE
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                                (Title of Class)

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                                (Title of Class)




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ITEM 1.       DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

              A description of the Registrant's common stock, par value $0.0033 per share, to be registered hereunder is contained under the caption "Description of Capital Stock" on page 105 of the prospectus constituting a part of Amendment No. 4 to the Registrant's Registration Statement on Form S-1 (Reg. No. 333-122394) as filed with the Securities and Exchange Commission on June 28, 2005, and such description is hereby incorporated by reference.

ITEM 2.       EXHIBITS.

              None.



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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: August 3, 2005                       EMRISE CORPORATION



                                            By: /s/ RANDOLPH D. FOOTE
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                                                Randolph D. Foote
                                                Chief Financial Officer